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                              MFS WORLD GROWTH FUND
                        a series of MFS Series Trust VIII

                 Supplement to the March 1, 1995 Prospectus and
                       Statement of Additional Information


         As disclosed in its Prospectus under the caption "Management of the Fund," the MFS World Growth Fund has retained Massachusetts Financial Services Company ("MFS") as its investment adviser and MFS has, in turn, retained Batterymarch Financial Management, Inc. ("Batterymarch") and Oechsle Investment Advisors, L.P. ("Oechsle") as sub-advisers to the Fund. Under this arrangement, the Fund pays an investment advisory fee to MFS and MFS (not the Fund) pays sub-advisory fees to Batterymarch and Oechsle.

         On December 13, 1995, the Board of Trustees of the Trust approved the replacement of Batterymarch as a sub-adviser to the Fund with Foreign & Colonial Management Limited ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), subject to approval by the shareholders of the Fund. This would not affect the amount of the investment management fee the Fund pays to MFS.

         FCM  has a  history  of  money  management  dating  from  1868  and the establishment of the world's oldest closed-end fund, Foreign & Colonial Investment Trust PLC. As of November 30, 1995, FCM managed approximately $19 billion of assets, including approximately $13 billion of assets in equity securities and approximately $6 billion of assets in fixed income securities. FCEM serves as the investment adviser to public closed-end and open-end funds and segregated accounts specializing in emerging markets. As of November 30, 1995, FCEM managed approximately $3 billion of assets invested in emerging markets.

         If approved by the Fund's shareholders, FCM and FCEM would assume from Batterymarch responsibility for providing portfolio management services for the assets of the Fund invested in emerging markets on or about April 1, 1996.

                The Date of this Supplement is January 6, 1996.